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                                                                   Exhibit 10.63

                                   APPENDIX AO
                                       TO
                  THE NATIONAL CITY SAVINGS AND INVESTMENT PLAN

           (relating to the acquisition of Alpine Capital Corporation by National City Bank)

      This Appendix AO relates to the acquisition of Alpine Capital Corporation ("Alpine") by National City Bank. and is effective as of November 1, 2004 (the "Effective Date").

            1. Covered Employees. Each former Alpine Employee who otherwise satisfies the requirements of Section 1.1(14) of the Plan shall become a Covered Employee as of the later of the Effective Date or his actual date of hire.

            2. Service. Each former Alpine Employee shall be credited with service under the Plan with respect to vesting and eligibility to participate in the Plan, and with respect to eligibility for benefits, from such Alpine Employee's date of hire with Alpine. Notwithstanding the foregoing, no highly compensated employee (as such term is defined in section 414(q) of the Code) shall be credited with service pursuant to this paragraph 2 to the extent that such service would cause the Plan to fail to satisfy final Treasury Regulations issued under Section 401(a)(4) of the Code.

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                                   APPENDIX AP
                                       TO
                  THE NATIONAL CITY SAVINGS AND INVESTMENT PLAN

             (relating to the acquisition of Allegiant Bancorp, Inc.
                          by National City Corporation)

            This Appendix AP relates to the acquisition of Allegiant Bancorp, Inc. and its subsidiaries ("Allegiant") by National City Corporation, Inc. and is effective as of January 1, 2005 (the "Effective Date").

            1. Covered Employees. Each person employed in a Former Allegiant Bank Area Position who otherwise satisfies the requirements of Section 1.1(14) of the Plan (without regard to subsection (vii) thereof) shall become a Covered Employee as of the later of the Effective Date or his actual date of hire. For purposes of this Appendix AP, the term `Former Allegiant Bank Area Position' shall mean any position which, prior to the Effective Date, was paid and tracked by the Allegiant Bank payroll system.

            2. Service. Each person employed in a Former Allegiant Bank Area Position shall be credited with service under the Plan with respect to vesting and eligibility to participate in the Plan, and with respect to eligibility for benefits, from such person's original date of hire with Allegiant or National City, if applicable. Notwithstanding the foregoing, no highly compensated employee (as such term is defined in section 414(q) of the Code) shall be credited with service pursuant to this paragraph 2 to the extent that such service would cause the Plan to fail to satisfy final Treasury Regulations issued under Section 401(a)(4) of the Code.

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                                   APPENDIX AQ
                                       TO
                  THE NATIONAL CITY SAVINGS AND INVESTMENT PLAN

             (relating to the acquisition of Provident Bancorp, Inc.
                          by National City Corporation)

            This Appendix AQ relates to the acquisition of Provident Bancorp, Inc. and its subsidiaries ("Provident") by National City Corporation, Inc. and is effective as of January 1, 2005 (the "Effective Date").

            1. Covered Employees. Each Provident Employee who otherwise satisfies the requirements of Section 1.1(14) of the Plan shall become a Covered Employee as of the later of the Effective Date or his actual date of hire.

            2. Service. Each Provident Employee shall be credited with service under the Plan with respect to vesting and eligibility to participate in the Plan, and with respect to eligibility for benefits, from such Provident Employee's date of hire with Provident. Notwithstanding the foregoing, no highly compensated employee (as such term is defined in section 414(q) of the Code) shall be credited with service pursuant to this paragraph 2 to the extent that such service would cause the Plan to fail to satisfy final Treasury Regulations issued under Section 401(a)(4) of the Code.

            3. Eligibility for Participation. With respect to any Provident Employee who's employment with Provident commenced prior to January 1, 2005 and who was eligible to participate in the Provident Bancorp 401(k) Plan, the requirement of subsection (2) of Section 2.1 of the Plan shall not apply. Such Provident Employee shall be eligible to commence participation in the Plan pursuant to Sections 2.2 or 2.6, as applicable, upon the Effective Date, provided that such Provident Employee has otherwise satisfied the requirements of Sections 2.2 or 2.6 of the Plan.

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                                   APPENDIX AR
                                       TO
                  THE NATIONAL CITY SAVINGS AND INVESTMENT PLAN

          (relating to the acquisition of Wayne National Bancorp, Inc.
                          by National City Corporation)

            This Appendix AR relates to the acquisition of Wayne National Bancorp, Inc. and its subsidiaries ("Wayne") by National City Corporation, Inc. and is effective as of January 1, 2005 (the "Effective Date").

            1. Covered Employees. Each Wayne Employee who otherwise satisfies the requirements of Section 1.1(14) of the Plan shall become a Covered Employee as of the later of the Effective Date or his actual date of hire.

            2. Service. Each Wayne Employee shall be credited with service under the Plan with respect to vesting and eligibility to participate in the Plan, and with respect to eligibility for benefits, from such Wayne Employee's date of hire with Wayne. Notwithstanding the foregoing, no highly compensated employee (as such term is defined in section 414(q) of the Code) shall be credited with service pursuant to this paragraph 2 to the extent that such service would cause the Plan to fail to satisfy final Treasury Regulations issued under Section 401(a)(4) of the Code.

            3. Eligibility for Participation. With respect to any Wayne Employee who's employment with Wayne commenced prior to January 1, 2005 and who was eligible to participate in the Wayne Bancorp 401(k) Plan, the requirement of subsection (2) of Section 2.1 of the Plan shall not apply. Such Wayne Employee shall be eligible to commence participation in the Plan pursuant to Sections 2.2 or 2.6, as applicable, upon the Effective Date, provided that such Wayne Employee has otherwise satisfied the requirements of Sections 2.2 or 2.6 of the Plan.